UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Pagaya Technologies Ltd.

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V58425-P20319  PAGAYA TECHNOLOGIES LTD. 90 PARK AVENUE, 20TH FLOOR NEW YORK, NY 10016  PAGAYA TECHNOLOGIES LTD.  2024 Annual Meeting  Vote by December 10, 2024  11:59 PM ET  You invested in PAGAYA TECHNOLOGIES LTD. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on December 11, 2024.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to November 27, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  December 11, 2024  9:00 a.m EDT /4:00 p.m. Israel time  Virtually at: www.virtualshareholdermeeting.com/PGY2024

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V58426-P20319  1. To approve an amendment to our Articles of Association to declassify the Company’s Board of Directors by the 2026 Annual Meeting.  For  2. To reelect each of the following to the Board of Directors of the Company, to serve a two-year term, until the 2026 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).  For  2a. Avi Zeevi  2b. Dan Petrozzo  For  2c. Tami Rosen  For  3. To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and until the next Annual Meeting of shareholders, and to authorize the Board of Directors, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.  For  4. To approve the calculation framework for the annual bonuses for the Company’s executive officers who are also directors of the Company.  For  5. To approve, on an advisory (non-binding) basis, the Compensation of our Named Executive Officers.  For  6. To vote, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation.  1 Year  7. To renew and review the provision in our Articles of Association governing the Chief Executive Officer’s employment.  For  8. To approve an adjustment to the ownership threshold upon which our Class B ordinary shares automatically convert to Class A ordinary shares.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends